Exhibit 10.9.1(b)

                           NEGOTIABLE PROMISSORY NOTE
                                     SECURED

$500,000.00
Place of Execution: Kew Gardens, N.Y.                Date: August 28, 2001


                               FOR VALUE RECEIVED

SmartPros, Ltd. a Delaware corporation, authorized to do business in the State of New York as SmartPros of New York, with a principal place of business at 12 Skyline Drive, Hawthorne, N.Y. 10532, hereinafter referred to as the "maker", promises to pay to the order of FRESHSTART VENTURE CAPITAL CORP., at 437 Madison Avenue, 38th Floor, New York, N.Y. 10022, or at such other place as may be designated in writing by the holder of this note, the principal sum of $500,000.00 with interest thereon computed from the date hereof at the rate of Eleven and Three-Quarters (11-3/4%) percent per annum for the first monthly payment, and adjusted monthly thereafter at a rate to be calculated based on an interest rate equal to 500 basis points (5%) above the highest prime rate as published in the Wall Street Journal on the business day immediately preceding the due date of each monthly payment, but in no case to fall below Eleven and Three-Quarters (11-3/4%) percent per annum nor shall same exceed Thirteen (13%) percent per annum. Principal and interest shall be paid in 60 consecutive monthly installments each in the amount of $8,333.33 as a fixed principal payment, plus interest as calculated above, commencing and due and payable on the 28th day of September, 2001, and on the 28th day of each and every month thereafter to and including the 28th day of August, 2006, when any unpaid balance of principal and interest shall be due and payable. Each installment payment and any other payment shall be applied first to any outstanding fees, charges or expenses, then to the payment of interest on said principal sum, or on so much thereof as shall from time to time remain unpaid, and then to the balance to the payment of said principal. This Note shall mature on the 28th day of August, 2006.

If any payment or installment to be made hereunder, whether interest, principal, or both, is not made within ten (10) days from its due date, a late charge of Twenty Five Dollars ($25.00) or five percent (5%) of each payment so overdue, whichever is greater, may be charged by the holder for the purpose of defraying the expenses incident to handling such delinquent payment. Upon thirty (30) days prior written notice, the Maker may prepay any outstanding principal sum in excess of that required to pay the next scheduled installment (of principal and interest) due under this Note, prepayable only as of the date of any regularly scheduled installment, by paying to the Holder a prepayment fee equal to one (1%) percent of the principal amount being prepaid during the first (1st) and
(2nd) years of the term of the within loan and thereafter without penalty with interest to the date of prepayment. Partial prepayment will be allowed but shall be subject to the same prepayment penalty on any amounts prepaid and the amount prepaid shall be applied in inverse order of maturity to the installments due under the Note. Notwithstanding the foregoing at any time during the term of the loan, Borrower may raise equity and prepay the loan in full with the proceeds thereof. In that event, there shall be no prepayment penalty.

The holder may require payments hereunder to be made by certified check if on any two occasions the maker's checks to the holder are not honored when presented in due course to the bank on which they are drawn. In the event that a check tendered by the Borrower herein is not duly honored by the institution on which it is drawn for ANY reason, Lender reserves the right to charge a fee in accordance with the law in an amount not to exceed $50.00 per check.

Any of the following occurrences shall constitute a default under this note: The non-payment of any installment required to be made hereunder on the dates specified herein, and such default continues for a period of ten (10) days; if Allen Greene ceases to be Chief Executive Office of the Borrower and a replacement acceptable to the Lender is not appointed within ninety (90) days; failure to perform any agreement herein contained or contained in any security agreement, mortgage, or any other agreement delivered by the maker to the holder; or if any of the following events occur with respect to the maker, or any endorser or any guarantor of the payment of the obligations of the maker; default in respect of any liability, obligation or agreement with the holder hereof (present or future, absolute or contingent, secured or unsecured, mature or unmatured, several or joint, original or acquired); death; insolvency; commission of an act of bankruptcy; assignment for the benefit of creditors or liquidating agent; offering to or receiving from any creditors a composition or extension of any of their indebtedness; making or sending a notice of an intended bulk sale; the hole or partial suspension or liquidation of their usual business; failure to pay any tax when due; commencement of any proceeding, suit or action under any of the provisions of the Federal Bankruptcy Act for adjudication as a bankrupt or for the relief under any provision of the bankruptcy or similar laws; making any misrepresentation to the holder hereof for the purpose of obtaining credit or an extension of credit to the maker; default under any collateral, mortgage or security agreement given as security for this note or as security for the guaranty of payment of the obligations of the maker hereof, or under any extension or modification thereof; entry of a money judgment against any of them or commencement of any proceeding for enforcement of a money judgment against any of them; default with respect to any indebtedness for borrowed money (other than obligations owing to the holder hereof) or with respect to the payment of money pursuant to any agreement, lease or other instrument beyond any period of grace provided therein, or default in the performance of any other term, condition or covenant contained in any document under which such obligation is created. In the event of the occurrence of any default hereunder, then, at the option of the holder, the entire principal balance and interest due shall forthwith become due and payable. Neither delay in asserting this right nor the acceptance of past due payments or the imposition of late

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charges shall be deemed a waiver thereof. Upon the happening of any default, the holder hereof shall have, in addition to all other rights and remedies, the remedies of a secured party under the New York Uniform Commercial Code with respect to any collateral security.

All parties to this note, whether maker, guarantor, or endorser, waive presentment for payment, notice of dishonor, protest, notice of protest of this note or other notice of any kind and all demands whatsoever; and in any litigation with the holder, whether or not arising out of or relating to this note or any collateral security therefor, said parties expressly waive trial by jury, and in addition, expressly waive the right to interpose any defense based on any statute of limitations or any claim of laches and any set-off, counterclaim, or cross-claim of any nature or description.

The holder hereof shall not by any act of delay, commission, failure to act or otherwise be deemed to have waived any right, power, privilege or remedy hereunder, and no waiver whatever shall be valid unless in writing signed by the holder hereof, and then only to the extent therein set forth, nor shall any single or partial exercise of any right, power, privilege or remedy hereunder preclude any further exercise thereof, or the exercise of any other right, power, privilege or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law and may be exercised singly or concurrently. A waiver by the holder hereof of any right or remedy under the terms of this note, on any one occasion, shall not be construed as a bar to any right or remedy which the holder would otherwise have had on any future occasion. No executory agreement, unless in writing and signed by the holder, and no course of dealing between the maker, endorser(s) or guarantor(s) hereof and the holder shall be effective to change or modify or discharge in whole or in part this note unless in writing and signed by the holder. Interest on the indebtedness evidenced by this note after default or maturity shall be due and payable at the rate of two percent (2%) per month, or the highest rate allowable by law, computed from the date to which interest was last credited, to the date actual payment of the entire indebtedness.

This promissory note and the obligations of the undersigned shall be governed and construed in accordance with the laws of the State of New York. For purposes of any action or proceeding involving this promissory note or any of the obligations of the undersigned, the undersigned hereby irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States having jurisdiction in the County of New York and the State of New York, and agrees not to raise and waives any objection to or defense based upon the jurisdiction or venue of any such court or based upon forum non conveniens. The undersigned agrees not to bring any action or other proceeding with respect to this promissory note or with respect to any of its obligations hereunder in any other court unless such courts of the State of New York and of the United States determine that they do not have jurisdiction in the matter.

This note shall be governed and construed in accordance with the laws of the State of New York. Any provision hereof which may prove unenforceable under any law shall not affect the validity of any other provision hereof. This note may not be changed or terminated orally, but only by a writing signed by the holder hereof.

SmartPros, Ltd.                                      SmartPros, Ltd.,
Maker                                                Maker

    /s/ Dr. William K. Grollman                           /s/ Alan Ross
-------------------------------                      ------------------------
By: Dr. William K. Grollman,                         By:  Alan Ross,
President                                            Chief Financial Officer

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